Weave Announces Second Quarter 2023 Financial Results

•Second quarter total revenue of $41.7 million, up 19.3% year over year.
•Second quarter net cash provided by operating activities of $1.6 million, up from net cash used in operating activities of $1.7 million last year.
•Positive free cash flow of $0.9 million, up from negative free cash flow of $2.4 million last year.
•Significant gross and operating margin improvement year over year.

LEHI, Utah—August 2, 2023 – Weave (NYSE: WEAV), a leading all-in-one customer experience and payments software platform for small and medium-sized healthcare businesses, today announced its financial results for the second quarter ended June 30, 2023.

“Weave delivered another excellent quarter of accelerating revenue growth combined with improving profitability and free cash flow,” said CEO Brett White. “These results show that our vertically tailored software and payments platform is continuing to gain traction and the Weave team is executing with intense customer focus.”
Second Quarter 2023 Financial Highlights
•    Total revenue was $41.7 million, representing a 19.3% year-over-year increase compared to $34.9 million in the second quarter of 2022.
•    GAAP gross margin was 67.3%, compared to a GAAP gross margin of 60.6% in the second quarter of 2022.
•    Non-GAAP gross margin was 67.9%, compared to a non-GAAP gross margin of 61.1% in the second quarter of 2022.
•    GAAP loss from operations was $9.8 million, compared to a GAAP loss from operations of $14.6 million in the second quarter of 2022.
•    Non-GAAP loss from operations was $4.0 million, compared to a non-GAAP loss from operations of $10.1 million in the second quarter of 2022.
•    GAAP net loss was $9.0 million, or $0.13 per share, compared to a GAAP net loss of $14.8 million, or $0.23 per share, in the second quarter of 2022.
•    Non-GAAP net loss was $3.1 million, or $0.05 per share, compared to a non-GAAP net loss of $10.3 million, or $0.16 per share, in the second quarter of 2022.
•    Net cash provided by operating activities was $1.6 million, up $3.3 million from net cash used in operating activities of $1.7 million in the second quarter of 2022.
•    Free cash flow was $0.9 million, up $3.4 million from free cash flow of negative $2.4 million in the second quarter of 2022.
•    Dollar-Based Net Retention Rate (NRR) was 96% as of June 30, 2023.
•    Dollar-Based Gross Retention Rate (GRR) was 92% as of June 30, 2023.
•    Cash and cash equivalents plus short-term investments was $110.9 million as of June 30, 2023.

Business Highlights:
•Weave launched Softphones enabling teams to communicate with patients from the office or remotely without the need for dedicated telecom hardware

•Weave launched Online Bill Pay giving small businesses the ability to create, send, and embed a link on a web page, in a text message or in an email allowing customers to pay their bill online

•The Weave platform ranked first in 20 different categories in G2’s 2023 Summer Report and won 25 different badges including Most Implementable Patient Experience Software and Best Usability for Patient Relationship Management Software
Updated Financial Third Quarter and Full Year 2023 Outlook
The company updated its financial guidance and now expects the following financial results for the three months ending September 30, 2023 and full year ending December 31, 2023:

	Third Quarter	Full Year
(in millions)
Total revenue	$41.7 - $42.7	$164.7 - $166.7
Non-GAAP loss from operations	$(4.5) - $(3.5)	$(16.9) - $(14.9)
Weighted average share count	68.1	67.6
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP loss from operations excludes estimates for, among other things, stock-based compensation expense. A reconciliation of this non-GAAP financial guidance measure to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because we do not provide guidance on GAAP net loss from operations and are not able to present the various reconciling cash and non-cash items between GAAP loss from operations and non-GAAP loss from operations without unreasonable effort. In particular, stock-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which is difficult to predict and is subject to change. The actual amount of these expenses during 2023 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call and webcast for analysts and investors on Wednesday, August 2, 2023, beginning at 5 p.m. EDT.
Individuals interested in listening to the conference call may do so by dialing (862) 298-0702 or (866) 682-6100 for toll free. Please reference the following conference ID: 13740140. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Weave’s website at investors.getweave.com.
About Weave
Weave is the premier all-in-one customer experience software platform for small and medium sized healthcare businesses. Weave transforms how practitioners attract, engage, and retain customers to grow their businesses. Weave brings payments, texting, scheduling, reminders, reviews, phones and more together into one easy-to-use, efficiency and revenue boosting platform. Weave has set the bar for

Utah startup achievement & work culture. In the past year alone, Weave has been named a leader in Patient Engagement, Optometry, Dental Practice Management and Patient Relationship Management by G2. Learn more at getweave.com/newsroom/.
Forward Looking Statements
This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of third quarter and full year 2023 revenue and non-GAAP loss from operations and statements in the quotes of our Chief Executive Officer.
These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: transitions in company leadership; our ability to attract new customers, retain existing customers and increase our customers’ use of our platform; our ability to manage our growth; the impact of unfavorable economic conditions and macroeconomic uncertainties on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products; customer acquisition costs and sales and marketing strategies; competition; our ability to enhance our platform and products; interruptions in service; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (SEC), including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2023, filed with the SEC on May 9, 2023, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com/.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Channels for Disclosure of Information
Weave Communications uses the investor relations page on our website, blog posts on our website, press releases, public conference calls, webcasts, our twitter feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following Weave Communications’ press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Supplemental Financial Information
Dollar-Based Net Revenue Retention (NRR)
For retention rate calculations, we use adjusted monthly revenue (AMR), which is calculated for each location as the sum of (i) the subscription component of revenue for each month and (ii) the average of the trailing-three-month recurring payments revenue. To calculate our NRR, we first identify the cohort of locations (the Base Locations) that were active in a particular month (the Base Month). We then divide AMR for the Base Locations in the same month of the subsequent year (the Comparison Month), by AMR in the Base Month to derive a monthly NRR. We derive our annual NRR as of any date by taking a weighted average of the monthly net retention rates over the trailing twelve months prior to such date.
Dollar-Based Gross Revenue Retention (GRR)
To calculate our GRR, we first identify the cohort of locations (the Base Locations) that were under subscription in a particular month (the Base Month). We then calculate the effect of reductions in revenue from customer location terminations by measuring the amount of AMR in the Base Month for Base Locations still under subscription twelve months subsequent to the Base Month (Remaining AMR). We then divide Remaining AMR for the Base Locations by AMR in the Base Month for the Base Locations to derive a monthly gross retention rate. We calculate GRR as of any date by taking a weighted average of the monthly gross retention rates over the trailing twelve months prior to such date. GRR reflects the effect of customer locations that terminate their subscriptions, but does not reflect changes in revenue due to revenue expansion, revenue contraction, or addition of new customer locations.
Number of Locations

We measure locations as the total number of customer locations under subscription active on the Weave platform as of the end of each month. A single organization or customer with multiple divisions, segments, offices or subsidiaries is counted as multiple locations if they have entered into subscriptions for each location.

As a reminder, we only provide customer location information on an annual basis with annual and fourth quarter results and do not provide this information with financial statements or earnings releases covering interim periods.
Non-GAAP Financial Measures
In this press release, Weave Communications has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP net loss, non-GAAP net loss margin, non-GAAP net loss per share, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP loss from operations margin, Adjusted EBITDA and free cash flow. We use these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating income (loss), net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP net loss, non-GAAP net loss margin and non-GAAP net loss per share
We define non-GAAP net loss as GAAP net loss less stock-based compensation expense, and non-GAAP net loss margin as non-GAAP net loss as a percentage of revenue. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the diluted weighted-average shares outstanding.
Non-GAAP gross profit and non-GAAP gross margin
We define non-GAAP gross profit as GAAP gross profit less stock-based compensation expense, and non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue.
Non-GAAP operating expenses
We define non-GAAP operating expenses, in the aggregate or its individual components (i.e., sales and marketing, research and development or general and administrative), as the applicable GAAP operating expenses less the applicable stock-based compensation expense.
Non-GAAP loss from operations and non-GAAP loss from operations margin

We define non-GAAP loss from operations as GAAP loss from operations less stock-based compensation expense, and non-GAAP loss from operations margin as non-GAAP loss from operations as a percentage of revenue.
Adjusted EBITDA
Beginning with the second quarter of 2023, the Company updated the definition of Adjusted EBITDA Historically, we have defined EBITDA as earnings before interest expense, provision for income taxes, depreciation, and amortization. Our depreciation adjustment has included depreciation on operating fixed assets and has not included amortization of finance lease right-of-use assets on phone hardware provided to our customers. We further adjusted EBITDA to exclude stock-based compensation expense, a non-cash item. Beginning in the second quarter of 2023, Adjusted EBITDA now includes the impact of interest income and other income/expense. The presentation of Adjusted EBITDA for all periods presented has been recast to reflect these changes and a historical reconciliation of net loss to both our revised and previous definitions of Adjusted EBITDA is set forth herein. We believe that Adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, and we believe our revised definition further improves that consistency and comparability. Additionally, management uses Adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free cash flow
We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has in the past been negative, we have needed to access cash reserves or other sources of capital for these investments.
The foregoing non-GAAP financial measures have a number of limitations. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash stock-based compensation expense. Therefore, Adjusted EBITDA does not reflect the non-cash impact of stock-based compensation expense or working capital needs that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools.
Investor Relations Contact
Mark McReynolds
Head of Investor Relations
ir@getweave.com
Media Contact
Natalie House
Senior Director of Content & Communications
pr@getweave.com

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$52,125	$61,997
Short-term investments	58,784	51,340
Accounts receivable, net	3,283	3,296
Deferred contract costs, net	10,404	9,881
Prepaid expenses and other current assets	4,873	6,374
Total current assets	129,469	132,888
Non-current assets:
Property and equipment, net	10,144	10,773
Operating lease right-of-use assets	43,244	45,110
Finance lease right-of-use assets	10,480	10,589
Deferred contract costs, net, less current portion	8,340	8,146
Other non-current assets	901	843
TOTAL ASSETS	$202,578	$208,349
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,267	$3,793
Accrued liabilities	14,481	13,636
Deferred revenue	36,843	34,136
Current portion of operating lease liabilities	3,764	3,662
Current portion of finance lease liabilities	6,905	6,992
Current portion of long-term debt	—	10,000
Total current liabilities	66,260	72,219
Non-current liabilities:
Deferred rent	—	—
Operating lease liabilities, less current portion	45,010	46,914
Finance lease liabilities, less current portion	5,916	5,997
Long-term debt	10,000	—
Total liabilities	127,186	125,130
Stockholders' equity:
Preferred stock, $0.00001 par value per share; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock, $0.00001 par value per share; 500,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 67,323,083 and 65,739,053 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	—	—
Additional paid-in capital	323,844	314,884
Accumulated deficit	(248,483)	(231,636)
Accumulated other comprehensive income (loss)	31	(29)
Total stockholders' equity	75,392	83,219
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$202,578	$208,349

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$41,667	$34,930	$81,232	$68,202
Cost of revenue	13,626	13,749	26,657	27,502
Gross profit	28,041	21,181	54,575	40,700
Operating expenses:
Sales and marketing	17,455	16,747	34,673	32,967
Research and development	8,585	7,428	16,279	14,632
General and administrative	11,834	11,597	21,974	21,201
Total operating expenses	37,874	35,772	72,926	68,800
Loss from operations	(9,833)	(14,591)	(18,351)	(28,100)
Other income (expense):
Interest income	527	130	963	138
Interest expense	(501)	(332)	(973)	(625)
Other income (expense), net	868	(3)	1,583	(15)
Loss before income taxes	(8,939)	(14,796)	(16,778)	(28,602)
Provision for income taxes	(49)	(19)	(69)	(51)
Net loss	$(8,988)	$(14,815)	$(16,847)	$(28,653)
Net loss per share - basic and diluted	$(0.13)	$(0.23)	$(0.25)	$(0.44)
Weighted-average common shares outstanding - basic and diluted	66,849,788	64,963,045	66,404,628	64,774,428

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(8,988)	$(14,815)	$(16,847)	$(28,653)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	2,953	3,318	5,998	6,693
Amortization of operating right-of-use assets	967	914	1,905	1,822
Provision for losses on accounts receivable	232	149	654	299
Amortization of deferred contract costs	3,047	2,768	6,023	5,408
Loss on disposal of assets	8	—	11	—
Stock-based compensation	5,876	4,480	10,389	7,905
Net accretion of discounts on short-term investments	(657)	—	(1,344)	—
Changes in operating assets and liabilities:
Accounts receivable	(464)	(233)	(641)	(221)
Deferred contract costs	(3,528)	(3,567)	(6,740)	(5,976)
Prepaid expenses and other assets	909	1,440	1,443	2,390
Accounts payable	116	444	471	592
Accrued liabilities	(317)	1,952	845	2,021
Operating lease liabilities	(941)	(639)	(1,841)	(971)
Deferred revenue	2,391	2,058	2,819	2,789
Net cash provided by (used in) operating activities	1,604	(1,731)	3,145	(5,902)
CASH FLOWS FROM INVESTING ACTIVITIES
Maturities of short-term investments	16,000	—	29,000	—
Purchases of short-term investments	(17,667)	—	(35,152)	—
Purchases of property and equipment	(218)	(380)	(838)	(921)
Capitalized internal-use software costs	(457)	(311)	(791)	(678)
Net cash used in investing activities	(2,342)	(691)	(7,781)	(1,599)
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on finance leases	(1,847)	(2,284)	(3,807)	(4,460)
Proceeds from stock option exercises	548	134	621	693
Payments for taxes related to net share settlement of equity awards	(1,919)	—	(2,672)	—
Paid offering costs	—	—	—	(400)
Proceeds from the employee stock purchase plan	—	—	622	—
Net cash used in financing activities	(3,218)	(2,150)	(5,236)	(4,167)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,956)	(4,572)	(9,872)	(11,668)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	56,081	128,900	61,997	135,996
CASH AND CASH EQUIVALENTS, END OF PERIOD	$52,125	$124,328	$52,125	$124,328
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$501	$332	$973	$625
Cash paid during the period for income taxes	$49	$19	$69	$51
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	$—	$—	$—	$20
Finance lease liabilities arising from obtaining finance lease right-of-use assets	$1,711	$1,297	$3,639	$3,324
Operating lease liabilities arising from obtaining operating lease right-of-use assets	—	—	$154	$—
Accrued unpaid offering costs	$—	$271	$—	$271
Unrealized loss on short-term investments	$(70)	$—	$(52)	$—

WEAVE COMMUNICATIONS, INC
DISAGGREGATED REVENUE AND COST OF REVENUE (GAAP)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Subscription and payment processing:
Revenue	$39,696	$33,538	$77,388	$65,488
Cost of revenue	(9,509)	(9,009)	(18,487)	(17,830)
Gross profit	$30,187	$24,529	$58,901	$47,658
Gross margin	76%	73%	76%	73%

Onboarding:
Revenue	$867	$319	$1,651	$581
Cost of revenue	(2,268)	(2,502)	(4,393)	(5,088)
Gross profit	$(1,401)	$(2,183)	$(2,742)	$(4,507)
Gross margin	(162)%	(684)%	(166)%	(776)%

Hardware:
Revenue	$1,104	$1,073	$2,193	$2,133
Cost of revenue	(1,849)	(2,238)	(3,777)	(4,584)
Gross profit	$(745)	$(1,165)	$(1,584)	$(2,451)
Gross margin	(67)%	(109)%	(72)%	(115)%

WEAVE COMMUNICATIONS, INC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below

Non-GAAP gross profit
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Gross profit	$28,041	$21,181	$54,575	$40,700
Stock-based compensation add back	251	176	464	324
Non-GAAP gross profit	$28,292	$21,357	$55,039	$41,024
GAAP gross margin	67%	61%	67%	60%
Non-GAAP gross margin	68%	61%	68%	60%

Non-GAAP operating expenses
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Sales and marketing	$17,455	$16,747	$34,673	$32,967
Stock-based compensation excluded	(1,219)	(790)	(2,183)	(1,487)
Non-GAAP sales and marketing	$16,236	$15,957	$32,490	$31,480

Research and development	$8,585	$7,428	$16,279	$14,632
Stock-based compensation excluded	(1,323)	(1,078)	(2,253)	(1,630)
Non-GAAP research and development	$7,262	$6,350	$14,026	$13,002

General and administrative	$11,834	$11,597	$21,974	$21,201
Stock-based compensation excluded	(3,083)	(2,436)	(5,489)	(4,464)
Non-GAAP general and administrative	$8,751	$9,161	$16,485	$16,737

Non-GAAP loss from operations
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Loss from operations	$(9,833)	$(14,591)	$(18,351)	$(28,100)
Stock-based compensation add back	5,876	4,480	10,389	7,905
Non-GAAP loss from operations	$(3,957)	$(10,111)	$(7,962)	$(20,195)
GAAP loss from operations margin	(24)%	(42)%	(23)%	(41)%
Non-GAAP loss from operations margin	(9)%	(29)%	(10)%	(30)%

Non-GAAP net loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(8,988)	$(14,815)	$(16,847)	$(28,653)
Stock-based compensation add back	5,876	4,480	10,389	7,905
Non-GAAP net loss	$(3,112)	$(10,335)	$(6,458)	$(20,748)
GAAP net loss margin	(22)%	(42)%	(21)%	(42)%
Non-GAAP net loss margin	(7)%	(30)%	(8)%	(30)%

GAAP net loss per share - basic and diluted	$(0.13)	$(0.23)	$(0.25)	$(0.44)
Non-GAAP net loss per share - basic and diluted	$(0.05)	$(0.16)	$(0.10)	$(0.32)

Weighted-average common shares outstanding - basic and diluted	66,849,788	64,963,045	66,404,628	64,774,428

Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$1,604	$(1,731)	$3,145	$(5,902)
Less: Purchases of property and equipment	(218)	(380)	(838)	(921)
Less: Capitalized internal-use software costs	(457)	(311)	(791)	(678)
Free cash flow	$929	$(2,422)	$1,516	$(7,501)

Adjusted EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net loss	$(8,988)	$(14,815)	$(16,847)	$(28,653)
Interest on outstanding debt	501	332	973	625
Provision for income taxes	49	19	69	51
Depreciation	605	673	1,197	1,358
Amortization	320	286	1,760	566
Stock-based compensation	5,876	4,480	10,389	7,905
Adjusted EBITDA, previous definition	$(1,637)	$(9,025)	$(2,459)	$(18,148)

Interest income	$(527)	(130)	$(963)	(138)
Other (income) expense	(868)	3	(1,583)	15
Adjusted EBITDA, revised definition	$(3,032)	$(9,152)	$(5,005)	$(18,271)

Adjusted EBITDA - Recast historical
	Three Months Ended
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023
Net loss	$(13,838)	$(14,815)	$(11,820)	$(9,266)	$(7,859)	$(8,988)
Interest on outstanding debt	293	332	380	436	472	501
Provision for income taxes	32	19	31	22	20	49
Depreciation	685	673	645	606	592	605
Amortization	280	286	285	289	299	320
Stock-based compensation	3,425	4,480	5,322	5,525	4,513	5,876
Adjusted EBITDA, previous definition	$(9,123)	$(9,025)	$(5,157)	$(2,388)	$(1,963)	$(1,637)

Interest income	(8)	(130)	(468)	(549)	(436)	(527)
Other (income) expense	12	3	17	(388)	(715)	(868)
Adjusted EBITDA, revised definition	$(9,119)	$(9,152)	$(5,608)	$(3,325)	$(3,114)	$(3,032)